UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 13, 2020

RLJ LODGING TRUST

(Exact Name of Registrant as Specified in Charter)

Maryland	001-35169	27-4706509
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Bethesda Metro Center Suite 1000

Bethesda, MD 20814

(Address of Principal Executive Offices, and Zip Code)

(301) 280-7777

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of beneficial interest, par value $0.01 per share	RLJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On March 13, 2020, the Board of Trustees (the “Board of Trustees”) of RLJ Lodging Trust (the “Company”) authorized an amendment to the Company’s existing share repurchase program (the “2020 Share Repurchase Program), pursuant to which, the Company may repurchase outstanding common shares of the Company, par value $0.01 per share (the “Common Shares”), having an aggregate purchase price not to exceed $250,000,000, with such purchases, if any, authorized to be made during the period beginning March 1, 2020 through and including February 28, 2021. As of March 13, 2020, the Company has repurchased $28.6 million of Common Shares under the 2020 Share Repurchase Program.

Pursuant to the amendment to the 2020 Share Repurchase Program, the Company is authorized, in addition to the repurchase of Common Shares, to repurchase outstanding $1.95 Series A Cumulative Convertible Preferred Shares of the Company, par value $0.01 per share (the “Preferred Shares”), with such purchases, if any, authorized to be made during the period beginning March 13, 2020 through and including February 28, 2021, provided that the aggregate purchase price of Common Shares, Preferred Shares or a combination thereof (including Common Shares repurchased prior to the date of the amendment) may not exceed $250,000,000. Repurchases of Common Shares and Preferred Shares may be made from time to time in the open market, in privately negotiated transactions or by other means (including through Rule 10b5-1 trading plans or one or more accelerated stock repurchase programs), subject to compliance with existing debt agreements. Depending on market conditions and other factors, these repurchases may be commenced or suspended without prior notice. Except as set forth above, the 2020 Share Repurchase Program remains as approved by the Board of Trustees on February 14, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLJ LODGING TRUST

Date: March 13, 2020	By:	/s/ Frederick D. McKalip
Frederick D. McKalip
Senior Vice President and General Counsel